EXHIBIT 10.2


                Services Contract for Consulting and Investments

Reunited

On  the  one  side:
  Mr  Nicholas  Maria  Bodo  von  Bruemmer              ID:  X0977758M
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Domiciled  in                                    Postal Code       Municipality
Urb.  Santa  Margarita  Casa  Sta  Barbara       29600             Marbella
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Who  intervenes  in  name  and  representation  of  :

Company                                                 ID:
Teleconnect  Comunicaciones  S.A.                       A  82192097
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Domiciled  in                                    Postal  Code      Municipality
Avda  Severo  Ochoa,  N  28,  9th  floor         29600             Marbella
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In  virtue  of the faculties empowered in him via the public deeed signed before the Notary of Madrid D. Jos Angel Martinez Sanchin, with date of March 11, 2003 and with number 727

And  on  the  other  side;
Mr  Yves  Horoit                                        ID  X1182796K
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Domiciled  in                                    Postal  Code      Municipality
C/Jabal  N  12  Urb  Los  Monteros               29600             Marbella
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Intervenes  in  his  own  name  and  representation:

EXPOSE:

     1. That it is in the Interest of "Teleconnect Comunicaciones S.A." to contract the services of the professional Mr. Yves Horoit as an individual physical person (and not in name of a company)
     2. In harmony with the nature of this document and to facilitate in the most easy and brief its expression, the following terms are established;

Teleconnect  Comunicaciones  S.A.  will  be  referred  to  as  Teleconnect

Given the above mentioned, both parties subscribe to this contract for the use of the professional services, agreeing freely and by mutual consent the following:

CLAUSES:

FIRST:   Objective  of  the  contract

Teleconnect trusts to D Yves Horoit the consulting associated with the investments and relations associated with investors

SECOND:  Regulations  regarding  the  services  to  be  rendered
Mr.  Yves  Horoit  will  offer  the  following  services:

     1.   Analysis  of  the  market  information  available  at  Teleconnect
     2. Recommendations with respect to the strategy to follow as a Telephony Carrier (Operator)
     3. Relationships with potential investors and related actions to this end.

THIRD: Mr. Horoit is obliged to Teleconnect to guarantee at all times the security, secrets and total protection of all data and documentation subject of this contract

In the same way. Mr. Horoit must keep safe and private all publicity and information related material property of Teleconnect which has been given to him in confidence directly or indirectly during the validity of this contract, returning it all to Teleconnect at the end of the contract term.

FOURTH

Mr. Yves Horoit must search and obtain Teleconnect's approval prior to embarking on any proposed project

If Mr. Yves Horoit does not render the services committed to, or should he carry them out outside the rules and limitations establish herein, or acts contrary to the effective legislation of the subject mater, Teleconnect may cancel the contract.

FIFTH

Mr. Yves Horoit commits to work exclusively for Teleconnect during the validity period of this contract

SIXTH

The economic conditions which rule the relationship between Mr. Yves Horoit and Teleconnect are:

FIVE THOUSAND EUROS (5.000 - ) fixed monthly, plus a variable which consists of trips expenses and other costs associated to his function of representation of the Company

In order to facilitate the payment of these amounts, Mr. Horoit will issue an invoice (adding on the corresponding VAT tax and % percentage applicable of retention for IRPF - personal income tax) The payment of each invoice will be due 30 days from its reception.

SEVENTH In the case of non-compliance with the contract conditions, either party may cancel the contract before it expiry date whereby the party which caused the non-compliance would bear the responsibility of all associated costs of the breach of contract.

EIGTH: This contract is valid from April 1, 2003 and will continue for one year.

NINTH: The validity, execution, interpretation of this contract, is subject to Spanish legislation, and the parties agree to submit themselves to the normal jurisdiction of the tribunals of the City of Malaga

In  the  same  way,  both  parties agree to respect the decision of any tribunal

As proof of conformity, both parties sign two original copies and initial each page, at the time and place identified.


Teleconnect  Comunicaciones  S.A

By:/s/D.  Nicholas  Maria  Bodo  Von  Bruemmer         /s/  D. Yves Horoit
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D,  Nicholas  Maria  Bodo  Von  Bruemmer               D.  Yves  Horoit